                                                                EXHIBIT 10.39

NATIONSBANK(R)
NationsBanc Leasing Corporation          Note      and      Security
Agreement

-----------------------------------------------------------------------------

This Note and Security Agreement made as of the date set forth below sets forth the terms and conditions governing the repayment of a loan made by NationsBanc Leasing Corporation ("Secured Party") to the party identified below as Debtor for the purpose of financing the personal property identified below as the "Equipment", and the granting by Debtor to Secured Party of a security interest in the Equipment and certain related property to secure the repayment of all Debtor's obligations to Secured Party.


DATE:    2/2/96                               AGREEMENT NUMBER:07186-00701


SECURED PARTY:            NationsBanc Leasing Corporation
                          2300 Northlake Centre Drive, Suite 300
                          Tucker, Georgia 30084-4007

DEBTOR:  Plasma-Therm, Inc.


EQUIPMENT: See Exhibit "A" attached hereto and made a part hereof


EQUIPMENT LOCATION:

LOCATION         ADDRESS             CITY                COUNTY       ST
--------         -------             ----                ------       --
ZIP
---
A        9509 International Ct       Saint Petersburg      Pinellas   FL
33716 OR **
*        10050 Sixteenth Street      Saint Petersburg      Pinellas   FL
33716 On or after June 1, 1996.

PRINCIPAL AMOUNT OF LOAN: $364,000.00

NUMBER OF REPAYMENT INSTALLMENTS (INCLUDING FINAL REPAYMENT INSTALLMENT): 36

AMOUNT OF EACH REPAYMENT INSTALLMENT PRIOR TO FINAL REPAYMENT
INSTALLMENT: $11,318.31

AMOUNT OF FINAL REPAYMENT INSTALLMENT: $11,318.31

DUE DATE OF FIRST REPAYMENT INSTALLMENT: On the date Secured Party funds this Loan.

INTEREST RATE. A per annum rate of interest equal to (i) 7.92% percent (Seven And 92/100) or (ii) if less, the highest rate of interest permitted by applicable law.

LOAN; TERMS OF REPAYMENT. In consideration of the making of a loan by Secured Party to Debtor for the purpose of financing the Equipment specified above (the "Loan"), Debtor promises and agrees to pay to the order of Secured Party, at Secured Party's address stated above or at such other places as Secured Party may from time to time designate in writing, the principal amount of the Loan, together with interest calculated as hereinafter provided. Subject to Debtor's right to prepay such principal amount in whole or in part as hereinafter provided, Debtor shall pay such principal amount together with interest thereon in consecutive monthly installments, each in the amount set forth above under the heading "Amount of Each Repayment Installment Prior to Final Repayment Installment," due and payable on the "Due Date of First Repayment Installment" set forth above and on a like date of each calendar month thereafter until the Loan is fully repaid; provided, however, that the last such installment shall be in the amount set forth above under the heading "Amount of Final Repayment Installment" or (if greater) the amount of the then outstanding principal balance of the Loan together with interest thereon.

INTEREST. Interest shall be calculated on the basis of a year of three hundred sixty (360) days. Each installment shall include all interest accrued through the due date of such installment.

PREPAYMENTS. After one (1) year from the date Secured Party funds this Loan, the outstanding principal balance of the Loan may be prepaid in whole or in part at any time, together with all interest and late charges accrued through the date of prepayment. Except as provided herein, the Loan may not be prepaid.

LATE CHARGES. To the extent permitted by applicable law, Debtor shall pay on demand, as a late charge, an amount equal to five percent (5%) of each installment or part thereof that is not paid within ten (10) days of the date when due, but nothing in this paragraph alters the definitions of events of default hereunder. Debtor shall pay the late charge, to the extent permitted by applicable law, regardless of whether or not Debtor's failure to pay such installment when due is or becomes a default hereunder and regardless of whether or not Secured Party proceeds under the "Remedies" provisions hereof or takes any other action, and demand for and collection of the late charge shall not be deemed a waiver of default or of any other remedies or rights.

SECURITY INTEREST. Debtor hereby grants to Secured Party a security interest in and security title to the personal property described above as the "Equipment", together with all parts, additions, accessions, accessories, replacements and substitutions thereto or therefor, and all proceeds therefrom (including any proceeds of insurance against fire or other casualty whether or not the insurance policy contains an endorsement in favor of Secured Party), all of which is hereinafter called the "Collateral". This security interest is given to secure payment to Secured Party of all present and future obligations of Debtor to Secured Party, including without limitation the obligation of Debtor to repay the Loan and all other liabilities arising under or in connection with this Agreement; all future advances, if any, made by Secured Party to Debtor, whether or not made pursuant to any commitment of Secured Party (and nothing in this Agreement shall be construed to create or imply the existence of any such commitment); and all other liabilities of Debtor to Secured Party now existing or hereafter incurred, matured or unmatured, direct or contingent, whether or not evidenced by a promissory note, and whether owing originally to Secured Party or acquired by Secured Party from any other party, and any renewals and extension thereof and substitutions therefor. (All of the above obligations, including but not limited to obligations in respect of the Loan, are hereinafter called the "Indebtedness.")

DEBTOR WARRANTS AND REPRESENTS THAT:

GOOD STANDING. Debtor is organized and existing in good standing under the laws of the jurisdiction of its formation, has the power to own its property and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the property owned by it therein or the transaction of its business makes such qualification necessary.

AUTHORITY. Debtor has full power and authority to enter into this Agreement, to make the borrowing hereunder, and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary action. No consent or approval of stockholders, partners, members or co-owners or of any public authority is required as a condition to the validity of this Agreement.

BINDING AGREEMENT. This Agreement constitutes the valid and legally binding obligation of Debtor enforceable in accordance with its terms.

LITIGATION. There are no proceedings pending or threatened before any court or administrative agency that might materially adversely affect the financial condition or operation of Debtor.

NO CONFLICTING AGREEMENTS. There is no charter, by-law, preference stock or partnership agreement provision of Debtor and no provision of any other organizational documents or existing mortgage, indenture, contract or agreement binding on

Debtor or affecting its property which would conflict with or in any way prevent the execution, delivery or performance of the terms of this Agreement.

OWNERSHIP FREE OF ENCUMBRANCES. Except for the security interest granted hereby, Debtor now owns, or will use the proceeds hereof to become the owner of, the Collateral free from any prior lien, security interest or encumbrance. No financing statement covering the Collateral or any proceeds thereof is on file in any public office, except for financing statements showing Secured Party as the sole secured party thereunder. Debtor has a good right to grant a security interest in the Collateral to Secured Party.

FIXTURES. None of the Collateral is now a part of or affixed to any real property.

COLLATERAL LOCATION. Except for items of Collateral that constitute mobile goods and that are in fact in use by Debtor in the ordinary course of its business at other locations, all the Collateral comprising goods heretofore delivered to the Debtor by the seller thereof is located either at (i) Debtor's address set forth above or (ii) the "Equipment Location" set forth above.

DEBTOR COVENANTS AND AGREES THAT UNTIL ALL THE INDEBTEDNESS IS FULLY SATISFIED:














INSURANCE. Debtor shall maintain continuously, and pay when due all premiums for, fire and casualty insurance with extended coverage on the Collateral, insuring the same against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses with a responsible company or companies satisfactory to Secured Party, in an amount not less than the unpaid balance of the Loan. Each of such insurance policies shall have attached thereto a standard loss payable endorsement, without contribution, in favor of Secured Party as its interest may appear; shall provide that it may not be canceled without thirty (30) days' prior written notice to Secured Party; shall provide that, in respect of Secured Party's interest in such policy, the insurance shall not be invalidated by any action or inaction of Debtor or any other person (other than Secured Party); shall insure Secured Party's interest in the Collateral as it may appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policy by Debtor or any other person (other than Secured Party); and shall otherwise be in form and substance acceptable to Secured Party. Debtor shall deliver forthwith to Secured Party each such policy (together with the loss payable endorsement), or certificates of insurance or other evidence satisfactory to Secured Party of the existence of all required insurance, its terms and conditions, and the payment of all applicable premiums. Similar evidence of renewal coverage, satisfactory to Secured Party, shall be delivered to Secured Party at least fifteen (15) days before the expiration of any initial insurance coverage. In addition, Debtor shall maintain, and pay when due all premiums for, liability and other insurance in such amounts and against such risks as is customarily carried by persons in similar businesses owning similar property. Debtor irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full power of substitution, during the existence of any default under this Agreement, to execute loss claims and other applications for payment of benefits under any insurance policy in the name of Debtor or Secured Party, to receive all monies and to endorse drafts, checks and other instruments for the payment of any proceeds of any insurance. This appointment shall be deemed a power coupled with an interest and shall not be terminable by Debtor so long as Debtor remains indebted to Secured Party.

MAINTENANCE AND CLEAR TITLE. Debtor shall keep the Collateral in good condition and free from liens and security interests, shall not sign or suffer to be filed any financing statements relating to the Collateral except those showing Secured Party as sole secured party shall not sell or lease or offer to sell or lease or otherwise encumber or dispose of any of the Collateral, shall defend the Collateral against all claims and demands of all persons at any time claiming any interest or right therein, and shall not use the Collateral illegally. Upon reasonable notification, Secured Party may examine and inspect the Collateral at any time, wherever located.

CHANGE OF NAME, RESIDENCE OR PLACE OF BUSINESS. Debtor shall not change its name, residence or place of business or do business under any assumed or fictitious name without giving Secured Party at least thirty (30) days prior written notice.

CHANGE OF STRUCTURE. Debtor shall maintain its existence, and shall not merge or consolidate with or into any other entity or sell substantially all of its assets without prior written consent of Secured Party, which consent will not be unreasonably withheld.

USE OF COLLATERAL. Debtor shall use the Collateral exclusively for business operations.

FIXTURES. Debtor shall not permit any of the Collateral to become a part of or affixed to any real property.

LOCATION OF COLLATERAL. Except for items of Collateral that constitute mobile goods and that are in fact in use by Debtor in the ordinary course of business at other locations, all the Collateral shall, from and after the moment that Debtor acquires possession or control of it, be kept either at (i) Debtor's address set forth above or (ii) the "Equipment Location" set forth above, and all records relating to the Collateral shall likewise be kept only at such location or locations. If at any time the Collateral, or any part thereof, is removed to a new location, Debtor: (a) shall provide written notice thereof to Secured Party within thirty (30) days from the date of such relocation; and (b) either (i) the premises in which such Collateral will be installed will be owned by Debtor free of any liens or encumbrances, or (ii) if not owned by Debtor free of liens or encumbrances, the owner of such premises and/or the holder of any such liens or encumbrances on such premises shall have consented and acknowledge the superiority of Secured Partys interest in such Collateral.

INDEMNIFICATION. Debtor shall indemnify Secured Party against all claims arising out of or connected with the ownership or use of the Collateral.

MOTOR VEHICLES. If the Collateral consists of or includes motor vehicles or other equipment for which there is a certificate of title evidencing ownership thereof, Debtor shall forthwith cause each certificate to be endorsed over and the lien of Secured Party to be noted so as to show Secured Party's interest, and Debtor shall deliver forthwith each such certificate to Secured Party.

TAXES. Debtor shall pay promptly when due all taxes, charges and assessments that are or may become a lien on the Collateral or any part thereof, except to the extent that the same are contested in good faith and by appropriate proceedings.

FINANCIAL STATEMENTS. During the term of this Loan, Debtor (i) shall furnish Secured Party annual balance sheets and profit and loss statements of Debtor and of any guarantor of Debtors obligations hereunder within 120 days after the end of Debtors (and any guarantors) fiscal year, and (ii) at Secured Partys request, shall furnish Secured Party all other public financial information and reports reasonably requested by Secured Party at any time, including quarterly balance sheets and profit and loss statement of Debtor and of any such guarantor. Debtor shall furnish such other information as Secured Party may reasonably request at any time concerning the Debtor, including without limitation information concerning the Collateral. Debtor represents and warrants that all information furnished and to be furnished by Debtor to Secured Party is accurate and that all financial statements Debtor has furnished and hereafter may furnish to Secured Party, including operating statement and statements of condition, are and will be prepared in accordance with generally accepted accounting principals, consistently applied, and reasonably reflect and will reflect, as of their respective dates, results of the operations and financial condition of Debtor and of any other entity they purport to cover.








REIMBURSMENT FOR EXPENSES. At its option, and with no obligation to do so, Secured Party may (i) if an event of default exists, discharge taxes or other encumbrances on the Collateral, or pay for the repair, maintenance and preservation of the Collateral and (ii) ten (10) days after notifying Debtor of Secured Partys intent to do so, arrange and pay for insurance on the Collateral. Debtor agrees to reimburse Secured Party on demand for any payments so made; Debtor also agrees to reimburse and pay to Secured Party on demand all expenses incurred or paid by Secured Party in perfecting the security interest granted hereunder and in collecting the Indebtedness and in protecting or enforcing Secured Party's rights under this Agreement, including but not limited to reasonable attorney's fees and legal expenses. Until Debtor makes such reimbursement, the amount of all such payments and expenses, with interest at the rate then applicable to principal installments of the Loan not paid when due, from the date of payment until reimbursement, shall be added to the Indebtedness and shall be secured by the security interest granted by Debtor under this Agreement. Nothing in this paragraph relieves Debtor of the duty to care for, insure and protect the Collateral and Secured Party's interests therein and to pay tax on or related to the Collateral, or of any other duty.

SALE OR REPLACEMENT OF COLLATERAL. Debtor shall not sell or replace any item or part of the Collateral without the prior written consent of Secured Party.

POST DEFAULT INTEREST. Any principal balance not paid when due (whether by acceleration or otherwise) shall accrue interest at the Default Rate until such principal balance is paid. Default Rate shall be a per annum rate of interest equal to (i) fifteen percent (15.0%) or (ii), if less, the highest rate of interest permitted by applicable law. Secured Party may, at its option, apply late payments (either in full or partial) in the following manner: first to interest, then to principal, and finally to late charges. To the extent permitted by applicable law, Debtor shall pay interest on delinquent principal installments on demand regardless of whether or not Secured Party proceeds under the Remedies provisions hereof or takes any other action, and demand for and collection of interest on such overdue installments at the Default Rate shall not be deemed a waiver of default or of any other remedies or rights.

EVENTS OF DEFAULT. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions, each of which is an event of default:

1. Default shall be made in the payment of any installment of the Loan, or in the payment of any other Indebtedness, when and as the same becomes due and payable, whether at the stated maturity thereof or by acceleration or otherwise, and such default shall continue unremedied for ten (10) days; or

2. Default shall be made in the due observance or performance of any term, covenant or agreement contained in this Agreement (other than covenants and agreements to pay Indebtedness), and such default shall continue unremedied for ten (10) days after written notice thereof is given by Secured Party to Debtor; or

3. Any representation or warranty made by Debtor in this Agreement, or any statement or representation made in any certificate, report or opinion delivered pursuant hereto, or in connection herewith, shall prove to have been incorrect in any material respect when made; or

4. The Collateral shall be lost, stolen, substantially damaged, destroyed (unless (i) such occurrence is fully covered by insurance, and (ii) the Loan is fully repaid within ninety (90) days after such occurrence), or shall be sold or encumbered; or Debtor's rights in the Collateral shall be voluntarily or involuntarily transferred, by way of sale, lease or creation of a security interest, or by way of attachment, levy, garnishment or other judicial process, or otherwise; or

5. Debtor shall become insolvent or be generally unable to meet its obligations as they mature, make an assignment for the benefit of creditors, admit in writing its inability to pay its debts as they mature, or suspend the operation of its present business; or

6. A trustee, receiver or custodian shall be appointed for Debtor or for a substantial part of its property without the consent of Debtor and not be discharged within thirty (30) days; or

7. Bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings shall be instituted by or against Debtor, and, if instituted against Debtor, be consented to or remain undismissed for a period of thirty
(30) days; or

8. An event described in Section 6, 7, or 8 shall occur with respect to any party who is guarantor or surety for the Indebtedness; or

9. Any default shall be made by Debtor in any obligation for the payment of borrowed money or capitalized leases or any such obligation shall become or be declared to be due and payable prior to the original stated maturity thereof; or

10.      Liquidation or dissolution of Debtor; or

11. Sale, transfer or exchange, directly or indirectly, in one or more transactions, of a controlling stock interest in Debtor without the prior written consent of Secured Party, which consent shall not be unreasonably withheld; or the suspension of Debtor's present business; or

12. The Pension Benefit Guaranty Corporation shall commence proceedings under Section 4042 of the Employee Retirement Income Security Act of 1974 to terminate any employee pension benefit plan of Debtor; or


13. The attempted repudiation of any guaranties for obligations of Debtor to Secured Party.





REMEDIES. Upon any event of default and at any time thereafter, Secured Party may declare all the Indebtedness immediately due and payable in full (unless such event of default comprises one or more of the events described in paragraphs 7 or 8 above, in which case all the Indebtedness shall become immediately due and payable in full without declaration, notice or other action on the part of Secured Party), and may proceed to enforce payment thereof and exercise any and all of the rights and remedies provided by the Uniform Commercial Code as well as all other rights and remedies of Secured Party hereunder or under other applicable law. Upon the occurrence of an event of default, Debtor shall, upon demand by Secured Party, assemble the Collateral and make it available to Secured Party at a place designated by Secured Party reasonably convenient to both parties. Secured Party may, at its election, enforce its rights under this Agreement by a suit in equity for specific performance. Debtor grants Secured Party the right to enter upon any premises of Debtor for the purpose of recovering possession of the Collateral or any part thereof after the occurrence of an event of default, or for the preservation or enforcement of Secured Party's other rights hereunder, all without demand or notice to Debtor and without judicial hearing or proceedings, which Debtor hereby expressly waives. The requirements of reasonable notice shall be deemed met if such notice is mailed to an address of Debtor shown at the beginning of this Agreement at least ten (10) days before the time of the sale or disposition, but nothing contained herein shall be construed to mean that other notice or a shorter period of time does not constitute reasonable notice of the sale or other disposition of the Collateral Debtor shall reimburse Secured Party for all Secured Party's expenses of retaking, holding, preparing for sale, selling or otherwise dealing with or disposing of the Collateral, including attorney's fees in the amount of fifteen percent (15%) of the outstanding principal balance of and interest on the Indebtedness (but not to exceed the amount of attorneys fees actually incurred) if collection is by or through an attorney at law. Subject to applicable law, Debtor shall pay any Indebtedness remaining unpaid after sale or other disposition of any or all of the Collateral. Any surplus proceeds from the sale or other disposition of the Collateral remaining after full satisfaction of the Indebtedness shall be paid to Debtor or to such other persons as may be entitled thereto under applicable law.

CUMULATIVE RIGHTS AND NO WAIVER. Each and every right granted to Secured Party hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of Secured Party to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right preclude any other or future exercise thereof or the exercise of any other right.

FINANCING STATEMENTS. Debtor shall sign and deliver to Secured Party such financing statements and other documents as Secured Party may deem necessary to perfect, protect and continue its security interest in the Collateral, in form satisfactory to Secured Party. Debtor will reimburse Secured Party for all expenses incurred in the filing of financing statements, continuation statements, termination statements and any other documents relating to the perfection of Secured Party's security interest in the Collateral. A carbon, photographic or other reproduction of this Agreement or of a financing statement relating to the security interest herein granted is suffficient as a financing statement. Debtor authorizes Secured Party to file financing statements as to the Collateral signed only by Secured Party and not by Debtor. The foregoing authorization shall not, however, be used unless and until an event of default hereunder has occured.

SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

ASSIGNABILITY. Debtor acknowledges that the rights of Secured Party may be assigned to any person in whole or in part at the sole discretion of Secured Party, and Debtor agrees that any defense it may have against Secured Party as to events occurring prior to any assignment shall not be asserted, and shall be void, against any assignee of the rights of Secured Party.

Debtor shall not assign any of its rights or obligations under this Agreement to any person without the prior written consent of Secured Party, and in the absence of such prior written consent, no such assignment of any right or obligation of Debtor hereunder shall be binding on Secured Party. Subject to the foregoing limitations, the terms and conditions of this Agreement shall be binding on and shall inure to the benefit of the heirs executors, administrators, successors, and assigns of the parties.

WARRANTY DISCLAIMER. SECURED PARTY IS NOT A MANUFACTURER OR SELLER OF THE COLLATERAL AND MAKES NO WARRANTIES WHATSOEVER WITH RESPECT TO THE COLLATERAL, INCLUDING WITHOUT LIMITATION WARRANTIES OF TITLE, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. DEBTOR SHALL NOT ASSERT ANY BREACH OF ANY SUCH WARRANTY AS A DEFENSE TO ANY OF ITS OBLIGATIONS TO SECURED PARTY UNDER THIS AGREEMENT; HOWEVER, NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED TO IMPAIR ANY OF DEBTOR'S REMEDIES FOR BREACH OF WARRANTY AGAINST ANY SELLER OR MANUFACTURER OF THE COLLATERAL.

GOVERNING LAW; CONSENT TO VENUE AND PERSONAL JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AS OF THE DATE HEREOF. IF THE ADDRESS OF DEBTOR'S RESIDENCE OR PRINCIPAL PLACE OF BUSINESS SHOWN HEREIN IS NOT IN THE STATE OF GEORGIA, DEBTOR CONSENTS TO THE EXERCISE OF PERSONAL JURISDICTION OVER DEBTOR BY ANY COURT OR RECORD SITTING IN THE STATE OF GEORGIA IN CONNECTION WITH ANY ACTION ARISING OUT OF THIS AGREEMENT, AND WAIVES ALL OBJECTIONS TO SERVICE OF PROCESS ON DEBTOR AT SUCH ADDRESS








WAIVER OF JURY TRIAL. SECURED PARTY AND DEBTOR EACH WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have caused their names to be signed and their seals affixed as of the date first above written. By execution hereof, each party intends and agrees to be legally bound by all the provisions of this Agreement.


NATIONSBANC LEASING CORPORATION (Secured Party)
PLASMA-THERM, INC. (Debtor)

         By: /s/ Chad E. Colby                 By: /s/ Diana DeFerrari
             ---------------------                 -------------------------
             Chad E.Colby                          Diana DeFerrari
             A.V.P.                                V.P. of Administration

NATIONSBANK(R)
                                                       EXHIBIT A TO
NATIONSBANC LEASING CORPORATION                        UCC     FINANCING
STATEMENT
------------------------------------------------------------------------

DEBTOR:          PLASMA-THERM, INC.

SECURED PARTY:   NATIONSBANC LEASING CORPORATION




This financing statement covers all of the following property, wherever located:

     (i)

   QUANTITY    DESCRIPTION                                       SERIAL NUMBER
   1           NESLAB HX750A D+I CP73 Heat Exchanger               293337261
   3           Etherlink II 8/16 BNC 5P                            3VBH5160
                                                                   3VBE9165
                                                                   3VBH5103
   1           CWS-D100-lA Welder Power Supply with CWS
               Electrode, CWS Welder Motor Module, CWS Weld Head,
               CWS Welder Fixture, CWS Welder Cooling Stand and
               Welder Bench Bracket
   1           SolidStateRF Generator                              32095
   1           HP Laserjet Printer 4 600 DPI, 2MB, 8PPM            USTC088418
   2           Symbol 200 Laser Scanners
   1           TM4000 E SX/25 Color 120 Notebook Computer with     2646692-0001
               TM400 WINSX 4MB Ram Mod
   1           Symbol 200 Laser Scanner with Laser SRAM Upgrade
   1           HP C2037A Laserjet 4 Plus                           JPFL002402
   1           TM4000 E SX/25 Color 120 Notebook Computer          207B2404561
   1           Forms Pro 4003 Printer                              VFA03814
   1           Tri-Win 486/33DX with accessories                   417A0004901
   1           Ceneral Binding Corp . l l lPM Domestic 115V
                 Binding Machine
   1           Pump Blower Package Lybud CLR700
   3           Assy Power Dist. Centers
   1           Assy Powerr Dist. Center
   2           Laser Through-Beam Photo Sensor Heads               048072
                                                                   048071
   2           Laser Through-Beam Photoelectric Sensor Amp         409639
                                                                   410113
   1           Keithley Instruments Electrometer                   582486
   1           Edwards E306A Evap. System
   2           System,SPM Line-Powered Toxic Gas Detectors
   1           Compact Laser Head with Camera
   1           ST15150N 4.2G SCSI Barra                            K4138334
   1           Fastlook Plus 7.0 5-User Network Software

NATIONSBANK(R)                               EXHIBIT A TO
NATIONSBANC LEASING CORPORATION            UCC     FINANCING
STATEMENT

----------------------------------------------------------------------

QUANTITY    DESCRIPTION                                         SERIAL NUMBER
   1        Matlab - Windows Verf 4.2c.1                        911836
   1        Pentium 90MHZ CPU, 7600 TFT, 256K Cache Notebook
            Computer with VLB Docking Station & Fax Modum
   1        Xerox Color Copier                                  7EE-141930
   1        Viewsonic, 1280NI 17" Monitor
   1        HP Vectra 486DX/2                                   3438a01196
   1        Viewsonic 21" Monitor                               145102401
   1        HP Vectra 486DX/2                                   3441s00396
   1        HP4+ LaserjetPrinter                                USFC138872
   1        HP 4V Laserjet Printer                              JPBF008788
   1        Vectra 486DX/2 VLE                                  3506A02753
   1        Vectra 486DX/2 VLE                                  3505A01700
   1        Xerox Laser Fax                                     8HD-023829
   1        Viewsonic 17 " Monitor
   1        HP Vectra 486DX/2 VLE                               3505A02892
   1        HP Vectra 486DX/2 VLE                               3507A01839
   1        HP Vectra 486DX/2 VLE                               3515A02725
   1        HP Vectra VL3 Pentium Workstation w/21 Video        3521A09997
   1        1 Compaq Elite Laptop with CPU                      6511HPA51674 & 9
   1        HP Laserjet 4+ Printer                              USFC326873
   1        CL7000 486DX/33
   1        CL7000 486DX/66
   1        CTC CL7000 486DX/66
   1        Assy 486DX-33 CPU, VGA
   2        Assy 486DX-33 CPU, VGA
   1        Phaser 240 Printer w/5MB Ram                        SI1OCR85
   1        20G 20" NI 16x12 Monitor                            M452600285
   1        Compaq Prosignia 500 Pentium System                 I544HAX19328

NATIONSBANK(R)                                    EXHIBIT A TO
NATIONSBANC LEASING CORPORATION               UCC      FINANCING
STATEMENT

-------------------------------------------------------------------

QUANTITY    DESCRIPTION                                                      SERIAL NUMBER
   1        Compaq Presario 1500 15" .28 W/speakers and                      SL544HTK22615
              accessories
   2        Compaq Pres.9564 P-133                                           S6542HTG2S779
                                                                             S6542HTG2S780
            Various Software including: Unidata RDBMS Database Software,
            20018 SB+ Developer, 20017 SB+ Infoflo Runtime,
            Infoflo manufacturing 7.0, Ezxpert Product Configurator,
            Infoflo Software Data Collection, Infoflo- Asset Mgt,
            Infoflo-Quotations, Infoflo RMA/Service

            ; and,

         (ii) all accessions to, substitutions for, and replacements, products, and proceeds of any of the foregoing, including insurance proceeds payable by reason of loss or damage to any of the foregoing and rental proceeds payable by reason of any lease of any of the foregoing; and,

         (iii) all books and records pertaining to any of the foregoing.

NATIONSBANC LEASING CORPORATION                    PLASMA-THERM, INC.
(Secured Party)                                    (Debtor)

  By: /s/ Chad E. Colby                            By: /s/ Stacy Wagner
     ------------------------------                   --------------------------
     Chad E. Colby                                    Stacy Wagner
     A.V.P.                                           V.P. of Finance